UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________

FORM 8-K
_________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2023
________________________________________________________
BigBear.ai Holdings, Inc.
(Exact name of Registrant as Specified in Charter)
________________________________________________________

Delaware	001-40031	85-4164597
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification Number)

6811 Benjamin Franklin Drive, Suite 200
Columbia, MD 21046
(Address of principal executive offices, including Zip Code)
(410) 312-0885
(Registrant's telephone number, including area code)
________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Trading	Name of each exchange
Title of each class	Symbols	on which registered
Common stock, $0.0001 par value	BBAI	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	BBAI.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On January 19, 2023, BigBear.ai Holdings, Inc. (the “Company”) consummated the closing of a private placement (the “Private Placement”), pursuant to the terms and conditions of the Securities Purchase Agreement, dated January 16, 2023 (the “Securities Purchase Agreement”), by and among the Company and a certain accredited investor (the “Purchaser”). At the closing of the Private Placement, the Company issued (i) 13,888,889 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share, (the “Common Stock”); and (ii) warrants (the “Warrants,” and together with the Shares, the “Securities”) to purchase up to an additional 13,888,889 shares of Common Stock (the “Warrant Shares”).

The purchase price of each Share and associated Warrant was $1.80. The aggregate gross proceeds to the Company from the Private Placement were approximately $25,000,000, before deducting the placement agent fees and other offering expenses payable by the Company. The Company intends to use the net proceeds from the offering for general corporate purposes, including working capital. H.C. Wainwright & Co., LLC (the “Placement Agent” or “Wainwright”) acted as the exclusive placement agent for the Private Placement.

Securities Purchase Agreement

The Securities Purchase Agreement contains customary representations, warranties, and covenants of the Company and the Purchaser and customary closing conditions, indemnification rights, and other obligations of the parties. Under the Securities Purchase Agreement, the Company agreed to use the net proceeds from the sale of the Securities for working capital purposes and to not use such proceeds: (a) for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents (as defined in the Securities Purchase Agreement), (c) for the settlement of any outstanding litigation, or (d) in violation of the Foreign Corrupt Practices Act of 1977, as amended, or the regulations promulgated by the Office of Foreign Assets Control of the U.S. Treasury Department. The Securities Purchase Agreement is governed by the laws of the State of New York.

The Company also agreed that, from the date of the Securities Purchase Agreement until ninety (90) days after the effective date of the initial registration statement (the “Effective Date”) filed under the Registration Rights Agreement (as defined below), the Company will not (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents (as defined in the Securities Purchase Agreement) or (ii) file any registration statement or any amendment or supplement thereto, in each case other than as contemplated under the Registration Rights Agreement. Further, until the one (1) year anniversary of the Effective Date of the initial registration statement filed under the Registration Rights Agreement, the Company is prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction (as defined in the Securities Purchase Agreement), subject to certain limited exceptions set forth in the Securities Purchase Agreement; provided, however, that, after ninety (90) days following the Effective Date, the issuance and sale of shares of Common Stock in an “at the market” offering shall not be prohibited.

The foregoing summary of the Securities Purchase Agreement is qualified in its entirety by reference to the form of the Securities Purchase Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Common Stock Purchase Warrant

The Warrants have an exercise price of $2.39 per share of Common Stock, and are exercisable beginning on July 19, 2023 until July 19, 2028.

The foregoing summary of the Warrants is qualified in its entirety by reference to the form of Common Stock Purchase Warrant, which is filed as Exhibit 4.1 to this Form 8-K and is incorporated by reference herein.

Registration Rights Agreement

In connection with the Private Placement, the Company entered into a Registration Rights Agreement with the Purchaser, dated January 16, 2023 (the “Registration Rights Agreement”). The Registration Rights Agreement provides that the Company shall file a registration statement covering the resale of all of the Registrable Securities (as defined in the Registration Rights Agreement) with the Securities and Exchange Commission (the “SEC”) no later than the 20th calendar day following the date of the Registration Rights Agreement, and have the registration statement declared effective by the SEC as promptly as practicable after the filing thereof, but in any event no later than 60th calendar day following the date of the Registration Rights Agreement, or in the event of a “full review” by the SEC, the 90th day following the date of the Registration Rights Agreement.

Upon the occurrence of any Event (as defined in the Registration Rights Agreement), which, among others, prohibits the Purchaser from reselling the Securities for more than ten (10) consecutive calendar days or more than an aggregate of fifteen (15) calendar days during any twelve (12)-month period, the Company is obligated to pay to each Purchaser, on each monthly anniversary of each such

Event, an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 1.0% multiplied by the aggregate subscription amount paid by such Purchaser pursuant to the Securities Purchase Agreement.

The Company may not file any other registration statements until all Shares and Warrant Shares are registered pursuant to a registration statement that is declared effective by the SEC, provided that the Company may file amendments to registration statements filed prior to the date of the Registration Rights Agreement so long as no new securities are registered on any such existing registration statements. All fees and expenses incident to the performance of or compliance with the Registration Rights Agreement by the Company will be borne by the Company, whether or not any Shares or Warrant Shares are sold pursuant to a registration statement.

The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the form of Registration Rights Agreement, which is filed as Exhibit 10.2 to this Form 8-K and is incorporated by reference herein.

Item 3.02     Unregistered Sales of Equity Securities

The information contained above in Item 1.01 related to the Securities is hereby incorporated by reference into this Item 3.02. The Securities were sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506(b) of Regulation D promulgated under the Securities Act as sales to accredited investors and in reliance on similar exemptions under applicable state laws.

Item 8.01     Other Events.

On January 17, 2023, the Company issued a press release announcing the pricing of the Private Placement. On January 19, 2023, the Company issued a press release announcing the closing of the Private Placement. Copies of the pricing and closing press releases are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” Such statements include, but are not limited to, statements regarding the intended use of proceeds from the private placement and may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks related to the uncertainty of the projected financial information (including on a segment reporting basis); risks related to delays caused by factors outside of our control, including changes in fiscal or contracting policies or decreases in available government funding; changes in government programs or applicable requirements; budgetary constraints, including automatic reductions as a result of “sequestration” or similar measures and constraints imposed by any lapses in appropriations for the federal government or certain of its departments and agencies; influence by, or competition from, third parties with respect to pending, new, or existing contracts with government customers; our ability to successfully compete for and receive task orders and generate revenue under Indefinite Delivery/Indefinite Quantity contracts; potential delays or changes in the government appropriations or procurement processes, including as a result of events such as war, incidents of terrorism, natural disasters, and public health concerns or epidemics; and increased or unexpected costs or unanticipated delays caused by other factors outside of our control, such as performance failures of our subcontractors; risks related to the rollout of the business and the timing of expected business milestones; the effects of competition on our future business; our ability to issue equity or equity-linked securities in the future, and those factors discussed in the Company’s reports and other documents filed with the SEC, including under the heading “Risk Factors.” More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise, except as required by law.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant.
10.1*	Form of Securities Purchase Agreement, dated as of January 16, 2023, by and among the Company and the Purchaser.
10.2*	Form of Registration Rights Agreement, dated as of January 16, 2023, by and among the Company and the Purchaser.
99.1	Press release, dated January 17, 2023.
99.2	Press release, dated January 19, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of such omitted materials supplementally upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 19, 2023

By:	/s/ Sean Ricker
Name:	Sean Ricker
Title:	Chief Accounting Officer